SUPPLEMENT DATED JULY 1, 2005
                                               TO PROSPECTUSES DATED MAY 2, 2005

The Travelers Series Trust:
              Disciplined Mid Cap Stock Portfolio

The following information supplements the prospectus for the above referenced Fund. Please retain this supplement and keep it with your prospectus for future reference.

On July 1, 2005, Citigroup Inc. completed the sale of its life and annuity businesses to MetLife, Inc. The sale included Travelers Asset Management International Company LLC ("TAMIC"), which serves as the investment adviser to the Fund. As a result of the transaction, TAMIC is now an indirect wholly-owned subsidiary of MetLife, Inc., a New York Stock Exchange publicly traded company. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers. Further, as a result of the transaction, TAMIC is no longer an affiliate of Citigroup Inc. Travelers Investment Management Company ("TIMCO"), the Fund's subadviser, has not been acquired by MetLife, Inc.

                                   MANAGEMENT

UNDER THE HEADING "INVESTMENT ADVISER," REPLACE THE SECOND PARAGRAPH (INCLUDING THE BULLET POINTS UNDERNEATH IT) WITH THE FOLLOWING:

TAMIC is a registered investment adviser that was incorporated in 1978. Its principal offices are located at 242 Trumbull Street, Hartford, Connecticut and, as of July 1, 2005, it is an indirect wholly-owned subsidiary of MetLife, Inc. Prior to that date, TAMIC was an indirect wholly-owned subsidiary of Citigroup Inc.

UNDER THE HEADING "INVESTMENT ADVISER," DELETE THE LAST THREE PARAGRAPHS OF THAT SECTION.

UNDER THE HEADING "THE SUBADVISER AND PORTFOLIO MANAGERS," INSERT THE FOLLOWING
PARAGRAPH:

On June 24, 2005, Citigroup announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. ("Legg Mason"). As part of this transaction, TIMCO would become an indirect wholly owned subsidiary of Legg Mason. The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

UNDER THE HEADING "THE SUBADVISER AND PORTFOLIO MANAGERS," REPLACE THE PARAGRAPH THAT BEGINS WITH THE PHRASE "UPON CONSUMMATION OF THE TRANSACTION" WITH THE
FOLLOWING:

This Exemption applies to TAMIC and any funds advised by TAMIC. Thus, TAMIC, subject to the approval of the Trust's Board of Trustees, is able to change the subadviser for the Fund or add a new subadviser from time to time, without the expense and delays associated with obtaining shareholder approval of the change or addition. In such circumstances, shareholders would receive notice of such change or addition, including the information concerning the new subadviser that normally is provided in a proxy statement. TAMIC would not be permitted, however, to appoint a subadviser that is an affiliate of the Fund or TAMIC (other than by reason of serving as subadviser to the Fund) (an "Affiliated Subadviser") without shareholder approval. TAMIC is responsible for overseeing these subadvisers and for making recommendations to the Board of Trustees relating to hiring and replacing subadvisers.

                      TRANSFER AGENT AND FUND ADMINISTRATOR

REPLACE THE LANGUAGE UNDER THE HEADING "TRANSFER AGENT" WITH THE FOLLOWING:

The Travelers Insurance Company ("TIC") has, on behalf of the Fund, entered into an agreement with PFPC, Inc. "("PFPC") whereby PFPC acts as the Fund's transfer agent.

REPLACE THE LANGUAGE UNDER THE HEADING "RECENT DEVELOPMENTS," WITH THE
FOLLOWING:

On May 31, 2005, the U.S. Securities and Exchange Commission ("SEC") issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC ("SBFM") and Citigroup Global Markets Inc. ("CGMI") relating to the appointment of an affiliated transfer agent, Citicorp Trust Bank, fsb ("CTB"), for the Smith Barney family of mutual funds (the "Funds"), which until July 1, 2005, included the Fund.

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 ("Advisers Act"). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that First Data Investors Services Group ("First Data"), the Funds' then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before. Additionally, the SEC order finds that Citigroup Asset Management ("CAM"), the Citigroup business unit that, prior to the sale of Travelers Life & Annuity ("TL&A") by Citigroup to MetLife, included TAMIC, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds' boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds' best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. In addition, TL&A and CAM reviewed the adequacy and accuracy of the disclosure provided to the Boards of certain of the Funds (the "TL&A Funds") at the time the revised transfer agency arrangement was discussed with the boards and concluded that the transfer agency fees paid to CTB, for the period from June 1, 1999 to August 23, 2004, by the TL&A Funds that did not have expense caps in effect should be reimbursed with interest to the TL&A Funds. The reimbursement occurred on November 1, 2004.

The remaining $183.7 million to be paid under the SEC order, including the penalty, will be paid to the U.S. Treasury and then distributed pursuant to a plan to be prepared by Citigroup and submitted within 90 days of the entry of the order for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order. Independent of this requirement, in connection with the sale of TL&A and TAMIC, TIC has, on behalf of the Funds, entered into an agreement with PFPC whereby PFPC acts as the Fund's transfer agent.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Funds.

REPLACE THE LANGUAGE UNDER THE HEADING "FUND ADMINISTRATOR" WITH THE FOLLOWING:

TIC serves as the Fund's administrator. TIC has entered into a sub-administrative service agreement with State Street Bank and Trust Company to perform the Fund's administrative, pricing and bookkeeping services.